                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 14, 2002

                            -------------------------

                               SPARTON CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           OHIO                            1-1000                    38-1054690
--------------------------------  -----------------------  ---------------------------------
       (State or other            (Commission File Number) (IRS Employer Identification No.)
 jurisdiction of incorporation)



               2400 E. Ganson Street, Jackson, Michigan         49202
               ----------------------------------------     ----------
               (Address of principal executive offices)      (Zip Code)

        Registrant's telephone number, including area code (517) 787-8600

ITEM 7. EXHIBITS

Exhibit 99.1 Certification of Chief Executive Officer of Registrant, dated November 14, 2002, relating to the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2002.

Exhibit 99.2 Certification of the Chief Financial Officer of Registrant, dated November 14, 2002, relating to the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2002.


ITEM 9. REGULATION FD DISCLOSURE

         Attached as Exhibit 99.1 is the certification of the Chief Executive Officer, David W. Hockenbrocht, under section 906 of the Sarbanes-Oxley Act of 2002 and attached as Exhibit 99.2 is the certification of the Chief Financial Officer, Richard L. Langley, under section 906 of the Sarbanes-Oxley Act of
2002 (collectively, the "Certifications"). The Certifications accompanied the filing of the Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2002 on November 14, 2002, as correspondence to the Securities and Exchange Commission.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SPARTON CORPORATION


                                        /s/ David W. Hockenbrocht
                                          ----------------------------------
                                                 David W. Hockenbrocht
                                                 Chief Executive Officer
                                                 November 14, 2002

                                INDEX TO EXHIBITS


EXHIBIT NO.                                 DESCRIPTION

Exhibit 99.1 Certification of Chief Executive Officer of Registrant, dated November 14, 2002, relating to the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2002.

Exhibit 99.2 Certification of the Chief Financial Officer of Registrant, dated November 14, 2002, relating to the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2002.